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         Orlando Centroplex

         P.O. Box 151, Orlando,  Florida  328O2
Phone: (407) 849-2562                             Permit No. 584-96-AOO454-#1170

    THIS AGREEMENT, made this 21 day of February, 1996, between the CITY OF ORLANDO, FLORIDA, Permittor, acting through its Centroplex Department, hereinafter sometimes referred to as "City" represented by the Director, hereinafter referred to as "Director" and Orlando Predators, Ltd., as Permittee, whose address is 20 N. Orange Ave., Ste 101, Orl., Orlando, FL 32801 and whose telephone number is 648-4444. Attention: Donald Dizney.

     1. PREMISES RENTED: For and in consideration of the sum hereinafter specified, the City grants to the Permittee the use of the following facilities subject to the terms and conditions contained herein and on the reverse hereof.

Mayor Bob Carr               Orlando        Expo      Florida        Tinker
Performing Arts Centre       Arena     xx   Centre    Citrus Bowl    Field

Area Within Facility

Orlando Arena
located in the City of Orlando, Florida.

SPACE    RENT              USE                  DATE                    HOURS

Arena    See Below         Arena Football       5/3; 5/10; 6/7;         8AM-11PM
                                                6/21; 7/12; 7/19 & 8/2/96
$7,500.00 base rent vs. 8.5% of gross ticket sales (less applicable taxes) whichever is greater, with a rent cap of $15,000.00. See Addendum.

It is expressly understood that the Permittee shall have the right of ingress and egress through the halls and corridors of such building and as provided herein below, but acquires hereby no other right in any other part of the building than the part specified above.

     2. TERM: Permittee represents that such premises are being rented solely for the purpose of (type of program) Arena Football. The term of this permit shall be from As Above, 19 , to As Above, 19 , between the hours of 8AM-11PM or conclusion of game, which includes move-in and move-out.

     3. RENT: Permittee agrees to pay to Orlando Centroplex as rent for the said premises the following sums:

         a)   As minimum guaranteed rent, the sum of $ See Above, plus $ See
              Above rent tax, or    percent of all admission fees less
              applicable taxes required by law to be charged, whichever is greater. Permittee agrees to pay Orlando Centroplex, contemporaneously with the delivering by Permittee to Orlando Centroplex of the executed Agreement, a deposit in the amount of $1,000.00* contract due on March 22, 1996.

              The balance of the minimum guaranteed rent is due on or before at each game settlement, 19 .
              The deposit shall be non-refundable except in the event of a cancellation of the Agreement pursuant to the provisions set forth herein. The deposit paid hereunder shall be credited to, and deducted from, the amount of money due Orlando Centroplex pursuant to this Agreement.
         b) Rental of building and equipment subject to rental tax as provided by law.
         c) No collections, whether for charity or otherwise, shall be made, attempted or announced on the premises, without the prior written consent of the City. Whenever the facilities are rented and a collection is made, or donations received, then all such monies from such collections and donations will be considered as ticket sales for the purpose of determining rental monies due to the City.
         d) All sums due owing to the City under this permit or any addendum thereto, shall bear interest at the rate of eighteen percent (18%) per annum computed on a daily basis from date due until the date of payment.

     4. PAYMENTS: Checks for the rental deposits shall be made payable to the "City of Orlando/Centroplex" and delivered to Orlando Centroplex along with all signed copies of Permit Agreement.

     5.  SUPPORT SERVICES AND PERSONNEL:

         a) The Permittee shall arrange and pay for all decorations, signs (subject to the Director's approval or rejection as provided in the Rules and Regulations), booth equipment, musical instruments and musicians, and radio and television services. All contractors and personnel providing these services are subject to the approval or rejection of the Director or designee.
         b) Unless the Director permits otherwise, the Orlando Centroplex shall provide all personnel and services in support of the Permittee's activities, including but not limited to, production personnel, ticket sellers, ticket takers, door guards, ushers, security or emergency medical personnel, janitors, telephone service, electrical wiring and other services, equipment and installations incidental to the event, even though such services, equipment and installations are in addition to regular services.
         c) For the support services and personnel described in subparagraph b, above, permittee shall pay the Orlando Centroplex according to the charges for support services and personnel established and on file in the Director's office.
         d) The Permittee shall be responsible for making arrangements with the Director for all program requirements in staffing. Such arrangements shall be coordinated, and approved by the Director at least fourteen (14) days before the beginning of the term of the agreement. In the event the Permittee fails to do so, then the decision of the Director shall control and the Permittee shall be financially responsible for all charges for such services and equipment so furnished.

     6. TICKETS: All tickets and money received therefrom shall at all times be under the charge and control of the Director or designee and shall remain so until completion of the event or promotion and the full and satisfactory settlement for all rent and charges incurred in connection with the event or promotion. Under no circumstances may the Permittee draw an advance of funds from gross receipts generated in connection with this permit prior to the final settlement herein described.

     7. UTILITIES: The Orlando Centroplex will provide customary lighting, heating, air conditioning, electricity, and water at no additional costs to Permittee. However, the Permittee shall pay the costs of heating and air conditioning during the move-in and move-out periods. Also, either the Permittee or his exhibitors, or performers shall pay the costs of special lighting, electricity, gas, water, telephone, or other utilities required for exhibits or performances depending on which party orders the services. It is specifically understood that in the event the Orlando Centroplex is unable to furnish any of the foregoing services resulting from the circumstances beyond the control of the Orlando Centroplex, then such failure shall not be considered a breach of this Agreement.

     8. CLEAN-UP: The Orlando Centroplex will be responsible for cleaning the facilities before and after use. However, there will be a labor charge for above normal clean-up services. Said fees for said extra clean-up shall be set by the Director.

     9. PREMISES AS IS: The Permittee has inspected the premises and accepts the premises as is.

     10. RIGHTS RESERVED: The right is reserved by the Director to protect other bookings and take whatever actions are necessary to enforce such right. The Director reserves the right to refuse any booking or cancel any booking, if in his sole discretion the attraction is not of sufficient quality to warrant showing. In the case of such cancellation, the permittee's only legal claims shall be for a refund of the rental deposit.

     11. PERMITTEE'S COST AND TAXES: Permittee shall obtain at his own cost, licenses and permits as required by law and pay all federal, state and local taxes, fees and charges prescribed by law.

     12. INTERMISSIONS: It is agreed that the City retains the right to demand an intermission of not less than fifteen (15) minutes duration during the event and that the Orlando Centroplex be notified of the time of said intermission prior to the time of said events.

     13. CONTROL OF PREMISES: The Orlando Centroplex and premises, including keys thereto, shall be at all times under the control of the Director and other duly authorized representatives of the Orlando Centroplex and they shall have the right to enter the premises at all times during the period covered by this contract and shall have free access at all times to all space occupied by the Permittee. The entrances and exits of said promises shall be locked and unlocked at such times as may be reasonably required by Permittee for its use of the Orlando Centroplex; but the Centroplex Director or designee shall have final determination as to when entrances and exits shall be unlocked and locked.

     IN WITNESS WHEREOF the parties have affixed their signatures as follows:

PERMITTEE:                                     CITY OF ORLANDO


By  /s/ [Illegible]
  ------------------------------------   --------------------------------------
     Title Managing General Partner      Director, Orlando Controplex


WITNESSES:                               WITNESSES:

  /s/ Kevin Barkman
--------------------------------------   --------------------------------------
  /s/ [Illegible]
--------------------------------------   --------------------------------------
As to Permittee                          As to City

Corporate Seal (if applicable)           *$1,000.00 deposit on account.

ATTEST.

By
  ------------------------------------

                      PLEASE SIGN AND RETURN BOTH COPIES OF THIS AGREEMENT
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                   ADDENDUM TO ARENA FOOTBALL AGREEMENT
                   AND PERMIT NO._____ BETWEEN THE CITY
                   OF ORLANDO AND THE ORLANDO PREDATORS



     THIS ADDENDUM to the Arena Football Agreement and Permit No. 58495AOO4041170 (the "Addendum"), made and entered into this 17 day of April, 1995 by and between the CITY OF ORLANDO (the "City"), a municipal corporation organized and existing under the laws of the State of Florida and the ORLANDO PREDATORS LIMITED PARTNERSHIP, a Florida limited partnership (the "Club") is hereby incorporated by reference with the ORLANDO CENTROPLEX PERMIT (the "Permit"). The Permit, this Addendum and all attachments thereto shall comprise the total agreement between the parties and shall hereinafter be referred to as the "Agreement."

                          W I T N E S S E T H:

     WHEREAS, the City owns and operates the Orlando Arena (the "Arena"); and

     WHEREAS, the Club has requested the use of the Arena to play the home game portion of its football schedule during the 1995, 1996 and 1997 seasons of the ARENA FOOTBALL LEAGUE; and

     WHEREAS, the Club's use of the Arena should attract business and tourism to downtown Orlando and create additional economic benefits for the City and its citizens; and

     WHEREAS, the City deems it advantageous for itself and for the citizens of Orlando to permit the Club the non-exclusive use of the Arena together with the rights and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereby agree as follows:

                             I. TERM AND DESCRIPTION

     Section 1.1 TERM. The term of this Agreement shall be for the dates as described in paragraph 2 of the Permit for the home game portion of the Club's 1995 schedule and for the home game portion of the Club's 1996 and 1997 schedules. There will be no automatic renewal of this Agreement and all terms and conditions set forth herein will be subject to renegotiation upon expiration.

    Section 1.2 ARENA DESCRIPTION. The Arena, which is the object of this Agreement, is


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located at 600 W. Amelia Street, Orlando, Florida 32801.

                         II. USE OF CENTROPLEX FACILITIES

     Section 2.1 MAINTAINING A FRANCHISE AND A HOME SCHEDULE. The Club agrees, in exchange for the right to the non-exclusive use of the Arena for the 1995, 1996 and 1997 Arena football seasons, that it will take all reasonable actions within its capacity during the term of this Agreement to retain an ARENA FOOTBALL LEAGUE franchise in Orlando to play all home games at the Arena for such seasons.

     Section 2.2 USAGE FEES FOR ORLANDO ARENA. During the term of the Agreement, the Club shall have the right to the non-exclusive use of the Arena, during the Arena football season, for the Club to play the home game portions of its regular season and play-off schedule. In consideration of such right to the non-exclusive use of the Arena during the regular season and play-offs as aforesaid, the Club's compensation to the City shall be the rent and usage fee plus taxes as follows:

     $7500 base rent or 8.5% of gross ticket sales (less applicable taxes), whichever is greater, with a rent cap of $15,000 for regular season games and a rent cap of $10,000 for play-offs. Rent cap for the Arena Bowl championship game will be negotiated should the Club earn the right to host the event.

     In addition to the Rent payment set forth in paragraph 3 of the Permit and above, the Club shall pay the City for the following:

     (A) All technical services to include video crews and set up and tear down of the floor at prevailing posted rates;

     (B) All video cabling fees at the rate of $250.00 for each home T.V. and $500.00 for each away T.V.;

     (C) A video package (for a 2 camera shoot) at $500.00 per game. If a third camera is required, then Club shall pay to rent such third camera and for "slo mo;"

     (D) The cost of complimentary tickets at ten cents ($O.10) each (over the allotment of 2% of the manifested capacity);

     (E)  All Club catering costs and expenses;

     (F) The actual cost of rental of any equipment which the City must rent for the benefit of the Club. In this regard, the City acknowledges that all City owned chain motors and fork lifts can be used by the Club during the term without rent or payment. However, any additional chain motors or other equipment which the


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          City must rent to accommodate the Club shall be paid for by the
          Club at the City's actual cost for the same;

     (G) All media phones at a cost of $75.00 per phone plus the actual cost of all calls made by the media; provided, however, City agrees to provide to Club three (3) phones for the Club's use at no charge to the Club. However, Club will pay for all applicable telephone charges for the free phones.

     Section 2.3 In consideration of the payment of the rent as set forth above, and the usage fees set forth in Section 2.2, the City agrees to provide the following services to Club as part of the services covered by the rent and usage fee: all staffing costs, including Law Enforcement, Paramedics/EMTs, Ticket Takers, Ticket Sellers, Ushers and Security (excluding tech as referenced above); all costs of clean-up and equipment (including risers, spot lights, and forklifts); and one (1) chain motor and three (3) phones as referenced in Section 2.2.

     In addition, the Club shall have access to all locker rooms excluding the Orlando Magic locker room and any permanent IHL home locker room which may be constructed. Both the Club and the visiting team will enter the facility through the west end security entrance.

     The City will make other rooms available to the Club on an as needed basis, based upon the availability of the rooms, subject to the approval of the Director.

     In addition to the foregoing, the Club shall have the right, after notifying Director and obtaining Director's consent, which consent shall not be unreasonably withheld, to cause the home games of the Club in the Arena to be broadcast by radio or television or to be filmed, recorded or video-taped. Such broadcasting, filming, recording or video-taping shall be in accordance with the rules and regulations in effect for such activities within the Arena; however, the Club shall not be charged any fee by the City in connection with the approval of or undertaking by or on behalf of the Club of any of the same.

     The usage fee set forth in Section 2.2 and paragraph 3 of the Permit does not include use of Thunder Field or the Citrus Bowl locker rooms (the "facilities") by the Club. In addition to the usage fee set forth above, the Club agrees to pay the City $100.00 per week for use of the facilities on an as available basis. The Club also agrees to reimburse the City for twice a week Citrus Bowl locker room clean-up costs. The Club further agrees to pay for more frequent clean-up of the Citrus Bowl locker room facilities if it is deemed necessary by the Centroplex Director. The City may preempt the Club's use of the facilities if the City can rent the facilities at posted rates. The Club acknowledges that the facilities will be unavailable for a portion of the 1996 season due to the City's designation as an Olympic soccer venue. During, this time frame, the City will make reasonable effort to allow the Club to utilize the locker rooms located at the Arena.

     When utilizing the Citrus Bowl locker rooms, the Club shall remove their equipment and goods used at the Eastside locker room, during periods when the locker room is being used by


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other tenants/users. Whenever possible, the City shall allow the Club to store said equipment and goods in a section of the locker room facility to be designated by the Director. It shall be the responsibility of the Club to move their equipment and goods back and forth between the two locations and to remove their equipment within ten (10) business days after the last game of the season.

     In addition, should the Club use the Citrus Bowl locker room in connection with its practices, the Club shall be responsible for and shall indemnify and save the City harmless from any damage or theft which occurs to the Club's property while located at the Citrus Bowl locker room.

     Section 2.4. TICKET SALES. The Ticket Agency currently designated for the City is TicketMaster; however, such Ticket Agency is subject to change by decision of the City only. The exact number of tickets sold for each of the respective Club home games will be finally determined by the Centroplex Box Office's computerized ticket audit. The Club must provide the Centroplex Director with credible documentation evidencing the number of commemorative tickets sold and complimentary tickets issued (including trade tickets) for the respective home game. The Club ticket office shall serve only as a secondary box office for season/group ticket sales and shall not sell any individual game tickets.

     Should the Gross Receipts for any home game be insufficient to cover any and all costs including, but not limited, to those contained in paragraphs 3. RENT, 4. PAYMENTS, and Section 2.2 of the Agreement, then these outstanding monetary obligations will be settled out of the deposit money required under
Section 2.6 herein. To the extent the deposit money is insufficient to cover those outstanding monetary obligations, the Club shall pay to the City no later than three (3) business days following after the respective Club home game, all amounts determined by the City to be outstanding.

     Section 2.5. PAYMENT. The City agrees to pay to the Club any monies due after the settlement of the event no later than three (3) business days following game.

     All payments by the Club to the City shall be made payable to the City of Orlando and shall be either hand delivered to the Centroplex Business Office or mailed first class, postage prepaid, to: Orlando Centroplex, c/o Centroplex Director, P.O. Box 151, Orlando, Florida 32802.

     Section 2.6. DEPOSIT. The Club agrees to pay the City, as consideration for reserving the Arena for the regular-season home schedule dates, a deposit of one thousand dollars ($1,000).

     Section 2.7  FAILURE: IMPOSSIBILITY

     (a) FAILURE. If the Club fails to use the Arena on a date reserved for a home or playoff game and the Club does not notify the City of the anticipated failure at


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          least seven (7) calendar days prior to its scheduled date, then the non-refundable deposit will be applied toward the date the Club failed to use the Arena. The Club shall remain obligated to pay the City the full amount of any monetary obligations due hereunder to City which are outstanding after each home game and any monetary obligations outstanding at the conclusion of Club's home schedule (or playoffs) for the season. The Club shall have ten (10) calendar days from the date of the Club's scheduled final home game for that season to make payment to City of any outstanding monetary obligations.

          Notwithstanding the Club's compliance with the foregoing, the City may make such other use of the Arena as it desires on the date the Club fails to use the Arena. For any rescheduling of a date on which the Club fails to use the Arena, the Club will be required to pay a fee of two thousand dollars ($2,000) to City, in addition to the usage fee contained in the Permit, at least five (5) calendar days prior to the rescheduled date.

          If the Club is required by the television or cable network televising the game to reschedule any home game and does so reschedule, then it will not be deemed a "failure to use" the Arena and the Club will not be subject to the additional fee referenced above.

     (b) IMPOSSIBILITY. Notwithstanding the provisions of subsection (a), the Club shall be excused and relieved from any monetary obligations owed the City in regard to any Club home game, if the performance of such home game is made impossible, prevented or substantially impeded or interfered with by any law decree of a governmental authority having jurisdiction, public enemy, riot, transportation failure, closing down of the Arena by a governmental authority, disaster, act of God or other like cause beyond the reasonable control of the Club. When such impossibility, prevention or substantial impediment occurs, the Club shall use their best efforts to reschedule the respective home game in cooperation with the City. Notwithstanding anything in this subsection, the Club shall be obligated to pay any Arena preparation costs incurred by the City, if the Club had timely knowledge of such impossibility and did not provide the City with notice of cancellation at least twenty-four (24) hours prior to the commencement of the scheduled home game.

     Section 2.8. CITY'S PERFORMANCE IMPOSSIBLE. If any law, decree of any government authority having jurisdiction, public enemy, riot, labor dispute, construction delay, transportation failure, closing down of the Arena by a governmental authority other than the City, disaster, act of God or any other like cause beyond the reasonable control of the City prevents, substantially interferes with or makes it impossible for the City to provide the Arena to the Club for any scheduled home game, then the City shall not be responsible for or liable to the Club for damages resulting from the Club not being able to use the Arena and the Club shall have no obligation to pay the rent and usage fee or any additional fee to the City for such date.


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      Section 2.9  ARTIFICIAL TURF: CARPETING.  The City will use its best efforts to provide the Club access to the Arena prior to the opening game to measure and paint the carpeting for the artificial turf for the floor of the Arena. The City agrees to provide a location for the storage of the carpet during the ARENA FOOTBALL LEAGUE season. The City further agrees to allow the Club access to the Arena for practice as available prior to the opening game and prior to all other home games if available for which (and when) the carpet is in place for a flat fee of $50.00 per hour.

     Section 2.10 PARKING RIGHTS; PASSES. For each Club home game, the City reserves to itself exclusively the right to control and charge for parking in facilities controlled by the City and to keep such revenue in its entirety. For each Club home game, the City shall provide to the Club, one hundred
(100) parking passes free of charge. Any additional parking passes requested will be issued at the posted prevailing rates. The Club shall not resell any parking provided by the City.

     Section 2.11 RIGHTS TO NOVELTIES AND PROGRAMS. For all Club events at the Arena, the Club shall retain all rights for the merchandising and sale of programs and novelties.

     Section 2.12 ASSUMPTION OF RISK. The placement and storage of Club novelties and programs, and any promotional giveaway items, within the Arena shall be on an as available basis and shall be the responsibility of and solely at the risk of the Club. The City assumes no liability for the theft, damage or spoilage of any stored novelties and programs or other personal property of the Club, unless due to the gross negligence or wilful misconduct of the City, and even then only to the extent permitted by law.

     Section 2.13 CONCESSIONS. The City, or its designee, shall manage all concessions, including, but not limited to those for food and beverage, and the City shall retain all revenue therefrom. The Club shall not be permitted to bring food or beverages into the Arena and shall purchase any such item from the concessionaire located at the Arena.

     Section 2.14 TICKET ADMINISTRATION. The Club shall be responsible for setting the prices for all categories of tickets available for scheduled Club home games. However, in accordance with the Arena Skybox Agreement between the City and the Orlando Magic, the Club must:

     (A) allow each skybox sublessee to purchase a number of tickets up to the maximum seating capacity permitted in the sublessee's respective skybox; and

     (B) charge a price for each skybox ticket equal to the highest published per seat ticket price being charged per seat anywhere else in the Arena for that event.

     Section 2.15 AUDIT. At the end of the Club's fiscal year following the completion of the Club's season, the Club shall submit to the City its financial records regarding attendance, ticket


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sales, ticket prices and other records necessary to determine the total Gross
Receipts from the Club's use of the Arena. The Club shall keep true, complete and accurate records in accordance with generally accepted accounting principles.

     Section 2.16  ADVERTISING

     (A) TEMPORARY SIGNAGE; MESSAGE BOARD. The Club shall not, nor shall they allow anyone else to, erect or display any temporary signage or advertisement anywhere inside, outside or connected to the Arena immediately prior to or during any Club home game without the written approval of the Centroplex Director. The City reserves the right to approve any advertisers and the advertising copy with specific concerns regarding illegality, poor taste or potential damage to the City's revenues or the City's reputation. The Club shall have the right to hang temporary signage in the four vomitories. Said signage shall be non-permanent and shall be removed after each home game. Additionally, the Club shall be permitted to place signage on their dasherboards. Unless the Centroplex Director has given written approval, the Club shall not, nor shall they allow anyone else to, display any message or advertisement on the Arena scoreboard message-center during any Club home game which might, in any manner, conflict with third party messages or advertisements already approved by the Centroplex Director. The content of all temporary signage and advertisements and all scoreboard messages and advertisements must be submitted to the Centroplex Director, for written approval, at least seventy-two
          (72) hours prior to each home game at which they are to be erected or displayed. The written approval of the Centroplex Director shall not be unreasonably withheld; however, such written approval will often depend on whether the rights to erect or display signage, messages or advertisements have previously been assigned exclusively to third parties.

     (B)  DIRIGIBLE

          1. OPERATION. During, their events, the Club may operate and display during the pre-game period, half-time and post-game period one dirigible in the size and shape outlined in Exhibit "1" attached. Any deviation from the dimensions outlined in Exhibit "1" must be submitted to the Centroplex Director for prior written approval.

          2. STORAGE. The Club shall be solely responsible for the storage of the dirigible. At the present time, no City-controlled space is available in the Arena for storage of the dirigible.

          3. DIRIGIBLE INSURANCE. Prior to display or operation of the dirigible


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              at the Arena, the Club shall submit written evidence that the dirigible is covered by the Club's liability insurance.

     Section 2.17 BROADCAST FEE; MEDIA REQUESTS. The Club shall retain all broadcast revenue derived from telecasts of Club home games emanating from the Arena. As referenced in Section 2.2, the Club shall pay a fee of five hundred ($500.00) per home game. The Club shall remove all equipment from the Centroplex facilities within ten (10) business days after the Club's last home game. Provided, however, if the City has leased the Arena to another user during the period between seven (7) days following such last home game and ten (10) business days following such last home game, then the Club shall remove all equipment from the Arena within seven (7) days following the last home game and shall remove all its equipment from the balance of the Centroplex facilities within ten (10) business days as aforesaid. The only exception to the foregoing is if a league play-off game is scheduled at the Arena for the first Saturday in September, the equipment must be removed within twenty-four hours after the game is played. The Club shall pay the City five hundred dollars ($500.00) for each day that the equipment remains at the Centroplex facilities after the above-referenced deadlines.

                               III.  MISCELLANEOUS

     Section 3.1 TAXES. The Club shall pay to the proper authority, before delinquency, all taxes, levies and assessments arising out of or directly related to its use of the Arena or any other City owned property including, but not limited to, taxes arising out of the activity or business conducted therein as a result of or due to the existence of this Agreement between the parties.

     Section 3.2 RECITALS. The parties hereto agree that all recitals are true and correct.

     Section 3.3 CAPTIONS. The titles of paragraphs herein are for convenience only and do not define or limit their contents.

     Section 3.4 WAIVER. Failure on the part of the City to object to any action or non-action on the part of the Club, no matter how long the same may continue, shall not be construed as a waiver of the City's rights hereunder.

     Section 3.5 AMENDMENTS. Material amendments to this Agreement may be made only in writing duly approved and executed by the City and the Club.

     Section 3.6 ASSIGNMENT. The Club shall not assign or otherwise transfer to another person or entity any of its rights, duties, or obligations under the terms and conditions of this Agreement without the prior approval of the City Council, with such approval shall not be unreasonably withheld. The assignee or transferee assumes and agrees directly with the City to perform all the terms and conditions of this Agreement on the part of the Club, to be performed.


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     Section 3.7  NO RELATIONSHIP.  In no event shall the City be construed to be a partner, associate or joint venturer of the Club, or any party associated with the Club. The Club is not an agent of the City for any purpose whatsoever. The Club shall not create any obligation or responsibility on behalf of the City or bind the City in any manner.

     Section 3.8 APPLICABLE LAW; VENUE. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida. Venue for any action brought hereunder shall be in Orange County, Florida.

     Section 3.9 CONFLICT. In the event that any of the terms or provisions of this Addendum shall conflict with any of the terms or provisions of the Permit, then the terms and provisions set forth in this Addendum shall control and govern with respect to the subject matter of the conflicting terms.

     Section 3.10 STORAGE. All Club equipment shall be removed from the Centroplex facilities within ten (10) business days after the Club's last home game. Provided, however, if the City has leased the Arena to another user during the period between seven (7) days following such last home game and ten (10) business days following such last home game, then the Club shall remove all equipment from the Arena within seven (7) days following the last home game and shall remove all its equipment from the balance of the Centroplex facilities within ten (10) business days as aforesaid. The Club shall pay the City five hundred dollars ($500.00) for each day that the equipment remains at the Centroplex facilities after the above-referenced deadlines.

     IN WITNESS WHEREOF, the City and the Club have duly approved this Agreement and authorized, respectively, the Mayor and City Clerk of the City and the general partner of the Club to execute and deliver this Agreement, all as of the day and year written above.

                                  CITY OF ORLANDO FLORIDA

                                  By:  /s/ WILLIAM L. BECKER
                                      --------------------------------
                                        CENTROPLEX DIRECTOR

WITNESS:
/s/ MICHELLE SUTHERLAND
--------------------------------

/s/ CINDY METCHEN
--------------------------------

                                  APPROVED AS TO FORM AND LEGALITY
                                  For the use and reliance of the City of
                                  Orlando, Florida only.
                                          4-18, 1995
                                  --------------------------------
                                   /s/ XXXXXX X. XXXXXXXXXX
                                  --------------------------------
                                          Asst. City Attorney
                                          Orlando, Florida



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

                                   * * * * *

                                               ORLANDO PREDATORS LIMITED
                                               PARTNERSHIP, a Florida limited
                                               partnership

                                               By Its General Partner:

                                               By:  /s/ DONALD R. DIZNEY
                                                   ------------------------
                                                    Donald R. Dizney




STATE OF FLORIDA
COUNTY OF ORANGE



    PERSONALLY APPEARED before me, the undersigned authority, Donald R. Dizney, well known to me and known by me to be the Managing General Partner of Orlando Predators Limited Partnership, a Florida limited partnership, and acknowledged before me that he executed the foregoing instrument on behalf of the partnership, as its true act and deed, and that he was duly authorized to do so. He is PERSONALLY KNOWN to me or has produced _________________ as identification and did (did not) take an oath.



                                               /s/ EDITH E. STOJANOVIC
                                             -------------------------------
                                             Name: Edith E. Stojanovic
                                                   -------------------------
                                             Notary Public, State of Florida
                                             Notary Commission No. _________
                                             My Commission Expires:

                                             [SEAL]


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